STATEMENT OF ADDITIONAL INFORMATION
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DECEMBER 10, 2004

INVESTMENT ADVISOR:                                  AUXIER FOCUS FUND

Auxier Asset Management LLC
5000 S.W. Meadows Road, Suite 410
Lake Oswego, OR  97035-2224

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
877-3-AUXIER (877-328-9437)




This Statement of Additional Information (the "SAI") supplements the Prospectuses dated December 10, 2004, as may be amended from time to time, offering Investor, A and C Shares of the Fund (the "Fund") (together, the
"Prospectuses"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectuses. You may obtain the Prospectuses without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the year ended June 30, 2004 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.


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TABLE OF CONTENTS
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GLOSSARY                                                                       1

INVESTMENT POLICIES AND RISKS                                                  2

INVESTMENT LIMITATIONS                                                         8

MANAGEMENT                                                                    10

PORTFOLIO TRANSACTIONS                                                        20

PURCHASE AND REDEMPTION INFORMATION                                           23

TAXATION                                                                      26

OTHER MATTERS                                                                 30

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1

APPENDIX B - PROXY VOTING PROCEDURES                                         B-1

APPENDIX C - IA POLICIES AND PROCEDURES MANUAL                               C-1



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GLOSSARY
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As used in this SAI, the following terms have the meanings listed.

         "Accountant" means Citigroup Global Transaction Services.

         "Administrator" means Citigroup Global Transaction Services.

         "Advisor" means Auxier Asset Management LLC

         "Board" means the Board of Trustees of the Trust.

         "Citigroup" means Citigroup Global Transaction Services.

         "CFTC" means Commodities Future Trading Commission.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Custodian" means Forum Trust, LLC.

         "Distributor" means Forum Fund Services, LLC, the distributor of the Fund's shares.

         "Fund" means Auxier Focus Fund.

         "Independent Trustee" means a Trustee that is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

         "IRS" means Internal Revenue Service.

         "Moody's" means Moody's Investors Service.

         "NAV" means net asset value per share.

         "NRSRO" means a nationally recognized statistical rating organization.

         "SAI" means Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

         "Transfer Agent" means Citigroup Global Transaction Services.

         "Trust" means Forum Funds.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

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INVESTMENT POLICIES AND RISKS
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     The Fund is a  non-diversified  series of the Trust.  The Fund offers three classes: Investor Shares, A Shares and C Shares. On December 10, 2004, the Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds (the "Ameriprime Fund"). This section discusses in greater detail than the Fund's Prospectuses certain investments that the Fund can make.

     EQUITY SECURITIES. Equity securities consist of common stock, preferred stock, convertible preferred stock, convertible bonds, American Depositary Receipts ("ADRs"), rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund will not invest more than 5% of its net assets in each of the following: preferred stock, convertible preferred stock and convertible bonds.

     Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

     ADRs are subject to risks similar to those associated with direct investment in foreign securities. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Investments in foreign securities also include the risk that the foreign government will impose restrictions on foreign currency transactions and rates of exchanges, or will impose other regulations on exchange controls. There is also the risk that there will be changes in the administrations or economic and monetary policies of related foreign government, resulting in the possibility of expropriation decrees and other adverse foreign governmental action, or the imposition of new taxes. Foreign markets also tend to be less liquid and typically involve less government supervision of exchanges, brokers and issuers, as well as, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. Exchange traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available.


FIXED INCOME SECURITIES. The Fund may invest in short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks. Changes in interest rates will affect the value of the Fund's investments in debt securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of fixed income securities. The Fund may invest up to 25% of its net assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody's or, unrated, but determined to be of comparable quality by the Advisor. Junk bonds are subject to greater market risk and credit risk, or loss of principal and interest, than higher rated securities, as described below under "Lower Quality Debt Securities." Appendix A of this SAI describes the securities ratings used by various ratings agencies.


CORPORATE DEBT SECURITIES. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Fixed rate corporate debt securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

     Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or
(ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.

     VARIABLE RATE SECURITIES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest index or a stated percentage of a prime rate or another published rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than 7 days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

     FLOATING RATE SECURITIES. Floating rate securities are debt securities with interest payments or maturity values that are not fixed, but float inversely to an underlying index or price. These securities may be backed by the U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.

     Floating rate securities pay interest according to a coupon, which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     INVERSE FLOATING RATE SECURITIES. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

     LOWER QUALITY DEBT SECURITIES. Lower quality debt securities (commonly called "junk bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

     Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

     Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor's research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.

     Municipal securities may carry fixed or floating rates of interest. Most municipal securities pay interest in arrears on a semi-annual or more frequent basis. However, certain securities, typically known as capital appreciation bonds or zero coupon bonds, do not provide for any interest payments prior to maturity. Such securities are normally sold at a discount from their stated value, or provide for periodic increases in their stated value to reflect a compounded interest rate. The market value of these securities is also more sensitive to changes in market interest rates than securities that provide for current interest payments.

     Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

PREFERRED STOCK. Preferred stock has a preference in liquidation (and, generally in dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (typically, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends. See Appendix A of this SAI for a further discussion of the ratings used by Moody's and S&P.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock, which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, convertible securities also afford an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

     In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


BORROWING. The Fund may borrow amounts up to 5% of its total assets to meet redemption requests. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more than its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

     Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by or lent by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter a repurchase agreement with a seller that the Advisor believes presents minimal credit risk.

SHORT SALES. The Fund may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. The Fund may make short sales of securities or maintain a short position, in each case only against the box. A short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund will not make short sales if, as a result, more than 20% of the Fund's net assets would be held as collateral for short sales.

     Positions in shorted securities are speculative and more risky than long positions in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Investors should be aware of the intrinsic risk involved in the Fund and be cognizant that any strategy that includes selling securities short can suffer significant losses.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

CORE AND GATEWAY(R)

     The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

     Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

     A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1. FUNDAMENTAL LIMITATIONS

     The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

BORROWING MONEY The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

SENIOR SECURITIES The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act.

UNDERWRITING The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

REAL ESTATE The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

COMMODITIES The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

LOANS The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

CONCENTRATION The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust, on behalf of the Fund, as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the policy regarding borrowing money set forth above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, on behalf of the Fund and within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

2. NON-FUNDAMENTAL LIMITATIONS

     The Fund has adopted the following investment limitations, which are not fundamental policies of the Fund. The Fund may not:

PLEDGING The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

BORROWING The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

MARGIN PURCHASES The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

SHORT SALES The Fund will not effect short sales of securities except as described in the Prospectuses or this SAI.

OPTIONS The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectuses or this SAI.

ILLIQUID SECURITIES The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

LOANS OF PORTFOLIO SECURITIES The Fund will not make loans of portfolio securities.

MANAGEMENT
--------------------------------------------------------------------------------
1. TRUSTEES AND OFFICERS

     The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of each Fund. The Trust and three other investment companies (collectively, the "fund complex") hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an interested Trustee due to his prior control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated.


----------------------------------------------------------------------------------------------------------------------------

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN            OTHER
                              POSITION    LENGTH OF      PRINCIPAL OCCUPATION(S)          FUND COMPLEX          TRUSTEESHIPS
           NAME,              WITH THE      TIME                DURING                     OVERSEEN BY             HELD BY
      AGE AND ADDRESS           TRUST       SERVED           PAST 5 YEARS                    TRUSTEE             TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
John Y. Keffer               Trustee      1989-        President, Citigroup, fund               26                  None
Born:  July 15, 1942                      Present      services division since 2003;
                                                       President, Forum
                                                       Financial Group, LLC
                                                       ("Forum") (a fund
                                                       services company acquired
                                                       by Citigroup in 2003).
                                                       Trustee of one other
                                                       investment company within
                                                       the fund complex.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Costas Azariadis             Trustee      1989-        Professor of Economics,                  26                  None
Born:  February 15, 1943                  Present      University of California-Los
                                                       Angeles; Visiting
                                                       Professor of Economics,
                                                       Athens University of
                                                       Economics and Business
                                                       1998-1999. Trustee of
                                                       one other investment
                                                       company within the fund
                                                       complex.
----------------------------------------------------------------------------------------------------------------------------
James C. Cheng               Trustee      1989-        President, Technology                    26                  None
Born:  July 26, 1942                      Present      Marketing Associates
                                                       (marketing   company  for
                                                       small  and  medium  sized
                                                       businesses     in     New
                                                       England)  Trustee  of one
                                                       other investment  company
                                                       within the fund complex.
----------------------------------------------------------------------------------------------------------------------------


                                       10


----------------------------------------------------------------------------------------------------------------------------

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN            OTHER
                              POSITION    LENGTH OF      PRINCIPAL OCCUPATION(S)          FUND COMPLEX          TRUSTEESHIPS
           NAME,              WITH THE      TIME                DURING                     OVERSEEN BY             HELD BY
      AGE AND ADDRESS           TRUST       SERVED           PAST 5 YEARS                    TRUSTEE             TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
J. Michael Parish            Chairman,    1989-        Retired; Partner, Wolfe,                 26                   None
Born:  November 9, 1943      Trustee      Present      Block, Schorr and Solis-Cohen
                                          (Chairman    LLP (law firm) 2002
                                          since        -2003;  Partner,  Thelen
                                          2004)        Reid &  Priest  LLP  (law
                                                       firm) 1995-2002.
                                                       Trustee of one other
                                                       investment company within
                                                       the fund complex.
----------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------
David I. Goldstein           President     2003-       Director, Citigroup since                N/A                  N/A
Born: August 3, 1961                       Present     2003; Director, Business &
                                                       Product Development, Forum
                                                       1999-2003.
                                                       President/Assistant Secretary
                                                       of one other investment
                                                       company within the fund
                                                       complex.
----------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson               Vice          2003-       Relationship Manager;                    N/A                  N/A
Born:  July 15, 1966         President/    Present     Citigroup since 2003;
                             Assistant                 Relationship Manager, Forum
                             Secretary                 1999-2003.  Vice
                                                       President/Assistant
                                                       Secretary of one other
                                                       investment company within
                                                       the fund complex.
                                                       Secretary of one other
                                                       investment company within
                                                       the fund complex.
----------------------------------------------------------------------------------------------------------------------------
Sara M. Morris               Vice         2004-        Director and Relationship                N/A                  N/A
Born:  September 18, 1963    President    Present      Manager, Citigroup since
                                                       2004; Chief Financial
                                                       Officer, The VIA Group
                                                       (strategic marketing
                                                       company) 2000-2003; Chief
                                                       Financial Officer, Forum
                                                       1994-1999.
----------------------------------------------------------------------------------------------------------------------------


                                       11


----------------------------------------------------------------------------------------------------------------------------

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN            OTHER
                              POSITION    LENGTH OF      PRINCIPAL OCCUPATION(S)          FUND COMPLEX          TRUSTEESHIPS
           NAME,              WITH THE      TIME                DURING                     OVERSEEN BY             HELD BY
      AGE AND ADDRESS           TRUST       SERVED           PAST 5 YEARS                    TRUSTEE             TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------
Peter R. Guarino            Chief         2004-        Executive Director of the                N/A                  N/A
Born:  June 22, 1958        Compliance    Present      Distributor since 2004;
                            Officer                    General Counsel and Global
                                                       Compliance Officer,
                                                       MiFund, Inc. 2001-2004;
                                                       Regional Sales Manager-
                                                       Investment Company
                                                       Services Group, Merrill
                                                       Corp. 1996-2001.
----------------------------------------------------------------------------------------------------------------------------
Stacey E. Hong               Treasurer    2002-        Director, Fund Accounting,               N/A                  N/A
Born:  May 10, 1966                       Present      Citigroup since 2003;
                                                       Director Forum Accounting
                                                       Services, LLC (fund
                                                       accountant acquired by
                                                       Citigroup in 2003)
                                                       1999-2003. Treasurer of
                                                       two other investment
                                                       companies within the fund
                                                       complex.
----------------------------------------------------------------------------------------------------------------------------
David M. Whitaker             Secretary   2004-        Counsel, Citigroup since 2004;           N/A                  N/A
Born:  September 6, 1971                  Present      Assistant Counsel, PFPC,
                                                       Inc. (a fund services
                                                       company) 1999-2004.
                                                       Secretary of one other
                                                       investment company within
                                                       the fund complex.
----------------------------------------------------------------------------------------------------------------------------

                                 TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                            AS OF DECEMBER 31, 2003 IN ALL FUNDS
                                           DOLLAR RANGE OF BENEFICIAL       OVERSEEN BY TRUSTEE IN THE FAMILY OF
                                          OWNERSHIP IN THE FUND AS OF               INVESTMENT COMPANIES
              TRUSTEES                         DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------
John Y. Keffer                                        None                             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
Costas Azariadis                                      None                                  None
------------------------------------------------------------------------------------------------------------------
James C. Cheng                                        None                                  None
------------------------------------------------------------------------------------------------------------------
J. Michael Parish None Over $100,000
------------------------------------------------------------------------------------------------------------------

2. OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As of December 31, 2003, no Independent Trustee or any of his immediate family members owned beneficially or of record any securities of the Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

3. INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. The Fund is a new Trust series. The Audit Committee met in September 2004 to approve the Fund's auditors for the Fund's fiscal year ending June 30, 2005.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended June 30, 2004 the Nominating Committee did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, and Parish, and the senior officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Fund is a new Trust series and the Valuation Committee has not met regarding the Fund.

QUALIFIED LEGAL COMPLIANCE COMMITTEE The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. The Fund is a new Trust series and the QLCC has not met regarding the Fund.

4. COMPENSATION OF TRUSTEES AND OFFICERS

     Each Independent Trustee is paid an annual retainer fee of $9,000 for service to the Trust ($10,500 for the independent Chairman). In addition, each Trustee will be paid a fee of $1,200 for each regular Board meeting attended ($1,587.50 for the independent Chairman) and $750 for each special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for service as Trustee. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

     The following table sets forth the fees paid to each Trustee by the Trust and the fund complex, which includes all series of the Trust and another investment company for which Citigroup provides services for the fiscal year ending June 30, 2004.


     ---------------------------------------------------------------------------
                                                           TOTAL COMPENSATION
     TRUSTEE                      COMPENSATION               FROM THE TRUST
                                   FROM FUND                AND FUND COMPLEX
     ---------------------------------------------------------------------------
     John Y. Keffer                    $0                          $0
     ---------------------------------------------------------------------------
     Costas Azariadis                  $0                       $18,000
     ---------------------------------------------------------------------------
     James C. Cheng                    $0                       $18,000
     ---------------------------------------------------------------------------
     J. Michael Parish                 $0                       $18,000
     ---------------------------------------------------------------------------


5. INVESTMENT ADVISOR

SERVICES OF ADVISOR The Advisor serves as investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Advisor may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

OWNERSHIP OF ADVISOR The Fund's investment advisor is Auxier Asset Management, LLC, 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224. J. Jeffrey Auxier may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

FEES Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividends on securities sold short), fees and expenses of the non-interested person Trustees and extraordinary expenses (including organizational expenses), if any. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily net assets of the Fund. Through October 31, 2005, the Advisor contractually has agreed to waive its fee and reimburse Fund expenses, but only to the extent necessary to maintain total annual Fund operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividends on securities sold short), fees and expenses of the non-interested person Trustees and extraordinary expenses, at 1.35% of the average daily net assets of the Investor Shares and A Shares and 2.10% of the average daily net assets of the C Shares. Advisory fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

OTHER PROVISIONS OF ADVISORY AGREEMENT The Advisor is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

     The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

ADVISORY AGREEMENT APPROVAL At the September 14, 2004 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the Fund's Advisory Agreement. The Board, including the Independent Trustees, considered: (i) the nature of services to be provided to the Fund, including the investment process to be used by the Fund as described in the Prospectuses, (ii) the level of staffing that would be used to support the Fund, (iii) the Advisor's trading policies including the procedures utilized by the Advisor to help ensure the best execution of the Fund's transactions, and (iv) a representation from the Advisor stating that the Fund's portfolio would be reviewed on an ongoing basis to help ensure compliance with the Fund's investment polices and applicable federal securities regulations.

     The Board noted the experience of the portfolio manager as well as the prior performance of other vehicles managed by the Advisor. The Board assessed the distribution (12b-1) fee on the Fund's A and C shares and noted that the amount was consistent with industry practice and provided a reasonable means for marketing the Fund and growing assets, which could ultimately reduce the total expense ratio. The Board reviewed the Advisor's financial statements and concluded that it was a viable and reliable entity. In addition, the following factors supported a finding that the approval of the Advisory Agreement was in the best interests of the Fund's shareholders:

(1) Advisor's willingness to contractually cap total fund expenses;
(2) Assets in the Fund grew by $40 million over the past year; and
(3) A representation from the Advisor that it had not experienced any material code of ethics violations over the past twelve months.

     Materials presented to the Board also provided information regarding the Advisor's compensation for providing advisory services to the Fund and analyzed comparative information on fees and expenses of similar mutual funds. After requesting and reviewing the above as well as certain other additional information, based on its evaluation of the above factors and with the assistance of independent counsel, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement.

6.       DISTRIBUTOR


DISTRIBUTION SERVICES The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.


     Under a distribution agreement with the Trust (the "Distribution Agreement"), the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

     The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold with a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund as the Distributor's agent.

     Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's A Shares. Sales charge information is not provided because A Shares had not commenced operations prior to the date of this SAI.

DISTRIBUTION PLAN - A SHARES AND C SHARES In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for the Fund's A Shares and C Shares which provides for payment to the Distributor of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the A Shares and up to 1.00% of the average daily net assets of C Shares as compensation for the Distributor's services as distributor.

     The Plan provides that the Distributor may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily NAV of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of A Shares and C Shares for sale to the public.

     The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Independent Trustees. In addition, the Plan requires the Trust and the Distributor to prepare and submit to the Board for review, at least quarterly, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate the Distributor for its services and not to reimburse it for expenses incurred.

     The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Independent Trustees. The Plan may be terminated at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund's A Shares and C Shares.

     Distribution fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

7. COMPLIANCE SERVICES

     Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust, the Distributor provides a Chief Compliance Officer ("CCO") to the Trust as well as certain additional compliance support functions ("Compliance
Services"). Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay any fees generated under the Compliance Agreement for Compliance Services rendered to the Funds.

     The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Trust or by the Distributor with respect to each Fund on 60 days' written notice to the other party. The provisions of the

Compliance Agreement related to CCO services may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

     Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

     Compliance Services fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

8. OTHER FUND SERVICE PROVIDERS

ADMINISTRATOR As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), the Administrator is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

     For its services, the Administrator receives an annual fee of $36,000, plus 0.10% of the average daily net assets of the Fund on the first $100 million and 0.05% thereafter, plus an initial fee of $3,000 and an annual fee of $1,000 for ongoing chief compliance officer services. The Advisor pays the Administrator its fee for services rendered to the Fund.

     The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

     Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

     Administration fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

FUND ACCOUNTANT As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

     For its services, the Accountant receives a monthly fee of $2,500, plus $500 per month for each additional share class, $500 per month for portfolios with 100 to 199 securities, $750 per month for portfolios in excess of 200 securities, plus an annual rate of 0.03% of the average daily net assets of each Fund on the first $50 million, 0.01% on next $450 million and 0.005% thereafter. The Advisor pays the Accountant its fee for services rendered to the Fund.

     The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

     Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

     Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Accounting Agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

     Accounting fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

TRANSFER AGENT As transfer agent and distribution paying agent, pursuant to an agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

     For its services, the Transfer Agent receives $21,600 annually for the first share class plus $21,600 annually for each additional share class, $24 per shareholder account annually, $18 per NSCC Level 3 shareholder account annually, $3 per closed shareholder account annually, plus certain out-of-pocket expenses. The Advisor pays the Transfer Agent its fee for services rendered to the Fund. Transfer agency fee information is not provided because the Fund had not commenced operations prior to the date of this SAI.

CUSTODIAN The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

     For its services, the Custodian receives $300 per month, certain transaction expenses, plus 0.01% of the Fund's average daily net assets on the first $1 billion in Fund assets, 0.0075% on the next $1 billion and 0.005% of Fund assets over $2 billion, plus certain transaction costs and out-of-pocket expenses. The Advisor pays the Custodian its fee for services rendered to the Fund.

LEGAL COUNSEL Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, an independent registered public accounting firm, has been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

1. HOW SECURITIES ARE PURCHASED AND SOLD

     Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

     Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

     Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

     In  the  case  of  fixed  income  and  equity   securities  traded  in  the
over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2. COMMISSIONS PAID

     Commission information is not provided because the Fund had not commenced operations prior to the date of this SAI.

3. ADVISOR RESPONSIBILITY FOR PURCHASES AND SALES

     The Advisor places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Advisor. The Advisor seeks "best execution" for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available for the purchase and sale of securities. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions.
Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula. The Advisor's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4. CHOOSING BROKER-DEALERS

     The Fund may not always pay the lowest commission or spread available. The spread is the difference between the bid and the offer price. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

     There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Advisor, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Advisor believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

5. OBTAINING RESEARCH FROM BROKERS

     The Advisor has full brokerage discretion. The Advisor evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Advisor's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor's accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor's fees are not reduced by reason of the Advisor's receipt of research services. Since most of the Advisor's brokerage commissions for research are for economic research on specific companies or industries, and since the Advisor follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Advisor's clients and the Fund's investors.

     The Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

6. COUNTERPARTY RISK

     The Advisor monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7. TRANSACTIONS THROUGH AFFILIATES

     The Advisor may effect transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8. OTHER ACCOUNTS OF THE ADVISOR

     Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Advisor's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9. PORTFOLIO TURNOVER

     The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10. SECURITIES OF REGULAR BROKER-DEALERS

     From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

     Information regarding securities of regular broker/dealers held is not provided because the Fund had not commenced operations prior to the date of this SAI.

11.  PORTFOLIO HOLDINGS


     The portfolio holdings of the Fund are disclosed to the public 60 days after each fiscal quarter end through filings of SEC Form N-CSR or Form N-Q. The Fund reserves the right to adopt a policy that prohibits disclosure of portfolio holdings until after quarterly filing dates or until after holdings have been made available through a shareholder mailing or posting to the Fund web site as of an earlier date.

     The Administrator may report portfolio holdings on behalf of the Fund to survey companies (e.g. Morningstar or Lipper, Inc.) or other parties as directed by an authorized officer of the Fund. Such reports are distributed no earlier than 60 days after the Fund's fiscal quarter end. Neither a Fund nor the Adviser receives any compensation in connection with disclosure of portfolio holdings.

     The Fund's Chief Compliance Officer oversees the disclosure of portfolio holdings and provides an annual report regarding this disclosure to the Board.

 PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

1. GENERAL INFORMATION

     You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

     The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

     Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2. ADDITIONAL PURCHASE INFORMATION

     Class shares are sold on a continuous basis by the distributor at net asset value ("NAV") plus any applicable sales charge. Accordingly, the offering price per share of a class may be higher than the class' NAV. The Fund reserves the right to refuse any purchase request.

     Fund shares are normally issued for cash only. In the Advisor's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3. IRAS

     All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.       UGMAS/UTMAS

     If the  custodian's  name is not in the account  registration of a gifts or
transfers  to  minor   ("UGMA/UTMA")   account,   the  custodian   must  provide
instructions in a manner indicating custodial capacity.

5. PURCHASES THROUGH FINANCIAL INSTITUTIONS

     You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

     If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

     You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

     Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6. ADDITIONAL REDEMPTION INFORMATION

     The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectuses.

7. SUSPENSION OF RIGHT OF REDEMPTION

     The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading on the New York Stock Exchange is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

8. REDEMPTION-IN-KIND

     Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9. NAV DETERMINATION

     In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10. DISTRIBUTIONS

     Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

11. INITIAL SALES CHARGES (A SHARES ONLY)

ELIMINATION OF INITIAL SALES CHARGES

         Purchases of A Shares in an amount equal to investments of $1 million or more are not subject to a initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within one year of purchase. In addition to the waivers discussed in the Prospectus, purchases of

A Shares in an amount less than $1 million may be eligible for a waiver of the sales charge in the following circumstances:

     o purchases made through the following intermediaries: National Financial Services LLC NTF (Fidelity), National Investor Services Corp. NTF (TD Waterhouse), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing.
     o purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker dealers or other service organizations which have entered into service agreements with the Fund. Such programs generally have other fees and expenses, so you should read any materials provided by that organization.

12. CONTINGENT DEFERRED SALES CHARGE (A SHARES AND C SHARES)

     With respect to A Shares and C Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on:
(1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by the Fund of a shareholder account with a low account balance; (3) involuntary redemptions by the Fund of a shareholder account if the Fund or its agents reasonably believes that fraudulent or illegal activity is occurring or is about to occur in the account;
(4) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability;
(5) redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and (6) required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

TAXATION
--------------------------------------------------------------------------------

     The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a "regulated investment company" (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectuses. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications of the Fund's Federal tax treatment to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

     This "Taxation" section is based on the Code, applicable regulations, administrative pronouncements and court decisions in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

     ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

     The taxable year of the Fund ends on June 30 (the same as the Fund's fiscal year end).

2. MEANING OF QUALIFICATION

     As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company, the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)
     o The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities. For tax years beginning after October 22, 2004, net income from interests in "qualified publicly traded partnerships" also constitutes qualifying income.
     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or for tax years beginning after October 22, 2004, in the securities of one or more "qualified publicly traded partnerships."

FAILURE TO QUALIFY If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

     Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

FUND DISTRIBUTIONS The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

     Under the Code, a portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum Federal tax rate of 15% (5% for individuals, trusts and estates in lower tax brackets). A distribution is treated as "qualified dividend income" to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as "qualified dividend income."

     The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

     The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

     All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

     Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

     You will be advised annually as to the U.S. Federal income tax consequences of distributions made to you (or deemed made) during the year.

3. FEDERAL EXCISE TAX

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of:
(1) 98% of its ordinary taxable income for the calendar year and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

     For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

     The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

4. SALE OR REDEMPTION OF SHARES

     In general, you will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss if the Fund shares are held as a capital asset and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

5. BACKUP WITHHOLDING

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

6. FOREIGN SHAREHOLDERS

     If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the taxation implications of Fund income received will depend on whether the income from the Fund is "effectively connected" with your U.S. trade or business.

     If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and certain short-term capital gains paid on or before June 30, 2005 and after June 30, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain and certain designated interest income paid after June 30, 2005 and on or before June 30, 2008 from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

     If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

     In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

     The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

7. STATE AND LOCAL TAXES

     The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

8. FOREIGN TAXES

     Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

OTHER MATTERS
--------------------------------------------------------------------------------
1. THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.


     The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Adams Harkness Small-Cap Growth Fund         DF Dent Premier Growth Fund
Austin Global Equity Fund                    Fountainhead Special Value Fund
Auxier Focus Fund(1)                         Investors Bond Fund
Brown Advisory Growth Equity Fund(2)         Jordan Opportunity Fund
Brown Advisory Intermediate Bond Fund(3)     Mastrapasqua Growth Value Fund
Brown Advisory International Bond Fund(2)    Payson Total Return Fund
Brown Advisory Maryland Bond Fund(2)         Payson Value Fund
Brown Advisory Real Estate Fund(2)           Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund(3)      Shaker Fund(4)
Brown Advisory Small-Cap Value Fund          TaxSaver Bond Fund
Brown Advisory Value Equity Fund(2)          Winslow Green Growth Fund

(1) The Trust offers shares of beneficial interest in Investor, A and C share classes of this series.

(2) The Trust offers shares of beneficial interest in an Institutional share class of this series.

(3) The Trust offers shares of beneficial interest in Institutional and A share classes of this series.

(4) The Trust offers shares of beneficial interest in Intermediary, A, B and C share classes of this series


     The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

     The Trust, the Fund's Advisor and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST Each series or class of the Trust may have a different expense ratio and its expenses will affect each class's performance.

SHAREHOLDER VOTING AND OTHER RIGHTS Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

     All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. A shareholder in a series is entitled to the shareholder's pro-rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

     Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

     Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

FUND OWNERSHIP As of November 30, 2004, the officers and trustees of the Trust, as a group, owned less than 1% of each Fund's shares. From time to time, certain shareholders of record may own 5% or more of the Fund's shares. Shareholders known by the Fund to own beneficially 5% or more of the Fund's shares, as of November 30, 2004, are listed below.

         -------------------------------------------------------
            NAME                        %            %
         AND ADDRESS      SHARES     OF CLASS     OF FUND
         -------------------------------------------------------
         N/A              N/A        N/A           N/A
         -------------------------------------------------------

     From time to time, certain shareholders may own a large percentage of a Fund's shares. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. Prior to the public offering of the Fund on December 10, 2004, Forum Fund Services, LLC owned 100% of the Fund's shares and may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities. It is not expected that Citigroup will continue to control the Funds after their public offering.

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

     The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2. PROXY VOTING PROCEDURES

     Copies of the Trust and Advisor's proxy voting procedures are included in Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th will be available (1) without charge, upon request, by contacting the Transfer Agent at 877-3-AUXIER (877-328-9437) and (2) on the SEC's web site at HTTP://WWW.SEC.GOV.

3. REGISTRATION STATEMENT

     This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

4. FINANCIAL STATEMENTS

     On December 9, 2004, the Fund acquired the assets and liabilities of the Predecessor Fund in a tax-free reorganization. The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. On January 3, 2003, the Predecessor Fund acquired the assets and liabilities of the Ameriprime Fund in a tax-free reorganization. Financial information for the period and years ended June 30, 2000, 2001, 2002, and 2003 have been audited by McCurdy and Associates CPA's, Inc. and 2004 has been audited by Cohen McCurdy, Ltd. The financial statements of the Predecessor Fund for the year ended June 30, 2004, included in the Annual Report to shareholders, are incorporated herein by reference.

--------------------------------------------------------------------------------
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

PREFERRED STOCK

MOODY'S

AAA An issue that is rated "Aaa" is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C             This is the lowest rated class of preferred or preference stock.
              Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B Preferred stock rated BB, B, and CCC is regarded, on balance, as CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
               o Leading market positions in well-established industries. o High rates of return on funds employed. o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT Issuers rated Not Prime do not fall within any of the Prime PRIME rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------
APPENDIX B - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                   FORUM FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004


         SECTION 1.  PURPOSE

         Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

         This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

         SECTION 2.  RESPONSIBILITIES

         (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

         The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the adviser's business, and
(ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

         The Adviser shall be responsible for coordinating the delivery of proxies by the fund's custodian to the adviser or to an agent of the adviser selected by the adviser to vote proxies with respect to which the Adviser has such discretion (a "proxy voting service").

         (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these policies. The Proxy Manager will, from to time, periodically review the policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these policies.

         SECTION 3.  SCOPE

         These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

         SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

         (A)   GENERAL

         (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and
               (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

          (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

          (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

         (B) ROUTINE MATTERS

         As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

          (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

          (2) Appointment of Auditors. Management recommendations will generally be supported.

          (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

         (C)   Non-Routine Matters

               (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

               (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

               (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

               (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

               (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

         (D) CONFLICTS OF INTEREST

         Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the Board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

         If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

         (E) ABSTENTION

                  The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

--------------------------------------------------------------------------------
APPENDIX C - IA POLICIES AND PROCEDURES MANUAL
--------------------------------------------------------------------------------

                           AUXIER ASSET MANAGEMENT LLC
                        IA POLICIES AND PROCEDURES MANUAL
                              10/5/2004 TO CURRENT

                                  PROXY VOTING


POLICY

Auxier Asset Management LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an advisor addresses material conflicts that may arise between an advisor's interests and those of its clients; (b) to disclose to clients how they may obtain information from the advisor with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the advisor's proxy voting activities when the advisor does have proxy voting authority.

RESPONSIBILITY

Lillian Walker has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

Auxier Asset Management LLC has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES

          o All employees will forward any proxy materials received on behalf of clients to Rita Miller;
          o Rita Miller will determine which client accounts hold the security to which the proxy relates;
          o Absent material conflicts, J. Jeffrey Auxier will determine how Auxier Asset Management LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

          o Auxier Asset Management LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedure, including a statement that clients may request information regarding how Auxier Asset Management LLC voted a client's proxies, and that clients may request a copy of these policies and procedures.
          o Lillian Walker will also send a copy of this summary to all existing clients who have previously received Auxier Asset Management LLC's Disclosure Document; or Lillian Walker may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

          o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lillian Walker.
          o In response to any request, Lillian Walker will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Auxier Asset Management LLC voted the client's proxy with respect to each proposal about which the client inquired.

VOTING GUIDELINES

          o In the absence of specific voting guidelines from the client, Auxier Asset Management LLC will vote proxies in the best interests of each particular client. Auxier Asset Management LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Auxier Asset Management LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
          o Auxier Asset Management LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
          o Auxier Asset Management LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
          o In reviewing proposals, Auxier Asset Management LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

CONFLICTS OF INTEREST

          o Auxier Asset Management LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Auxier Asset Management LLC with the issuer of each security to determine if Auxier Asset Management LLC or any of its employees has any financial, business or personal relationship with the issuer.
          o If a material conflict of interest exists, Lillian Walker will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
          o Auxier Asset Management LLC will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

Auxier Asset Management LLC shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

          o These policies and procedures and any amendments; o Each proxy statement that Auxier Asset Management LLC receives; o A record of each vote that Auxier Asset Management LLC casts;

          o Any document Auxier Asset Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
          o A copy of each written request from a client for information on how Auxier Asset Management LLC voted such client's proxies, and a copy of any written response.